SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 23, 2002

CNS, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16612	41-1580270
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. BOX 39802
Minneapolis, MN 55439		55439
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 229-1500

Items 1, 2, 3, 4, 5, 6, 7 and 9 are not applicable and therefore omitted.

ITEM 8.       CHANGE IN FISCAL YEAR

        On January 23, 2002, the Board of Directors of CNS, Inc. (the “Company”) adopted a resolution changing the Company’s fiscal year end from December 31 to March 31.

        The Company will file a report on Form 10-Q for the three-month transition period from January 1, 2002 to March 31, 2002 on or before May 15, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC.

By: /s/ David Byrd
David Byrd, Chief Financial Officer

Dated:  February 7, 2002